#FD8103 #005595 #FFD105 #394B5D #38AC49 #394B5D #8294A6#FF5E1D Earnings Call Exhibit 99.2

#FD8103 #005595 #FFD105 #394B5D #38AC49 #394B5D #8294A6#FF5E1D Forward looking statements This presentation as well as oral statements made by officers or directors of Allegiant Travel Company, its advisors and affiliates (collectively or separately, the "Company“) will contain forward-looking statements that are only predictions and involve risks and uncertainties. Forward-looking statements may include, among others, references to future performance and any comments about our strategic plans. There are many risk factors that could prevent us from achieving our goals and cause the underlying assumptions of these forward-looking statements, and our actual results, to differ materially from those expressed in, or implied by, our forward-looking statements. These risk factors and others are more fully discussed in our filings with the Securities and Exchange Commission. Any forward-looking statements are based on information available to us today and we undertake no obligation to update publicly any forward-looking statements, whether as a result of future events, new information or otherwise. The Company cautions users of this presentation not to place undue reliance on forward-looking statements, which may be based on assumptions and anticipated events that do not materialize. 2

#FD8103 #005595 #FFD105 #394B5D #38AC49 #394B5D #8294A6#FF5E1D 3 Greg Anderson Chief Executive Officer

#FD8103 #005595 #FFD105 #394B5D #38AC49 #394B5D #8294A6#FF5E1D Best Airline Credit Card (7th year) Best Frequent Flyer Program (2nd year) 9 9 .1 1% 9 9 .0 0% 9 8 .9 2% 9 8 .6 0% 9 8 .5 2% 9 8 .4 9% 9 8 .3 5% 9 8 .0 1% 9 7 .1 1% 99.47% G4 HA WN AS DL NK UA B6 F9 AA 4 Strengthened Core Airline, Back to Our Roots • Leisure carrier of choice in the communities served Offering convenient, nonstop, low-fare service • Strong Team Allegiant execution Reliable operations and customer satisfaction • Industry-leading completion factor in July Record month for customers flown • Net Promoter Score near all-time highs Underscoring brand strength and customer loyalty (1) Source: DOT On-Time Performance. 97.0% 97.5% 98.0% 98.5% 99.0% 99.5% 100.0% Jan Feb Mar Apr May Jun Jul Completion Factor1 January ’25 – July ‘25 Year-to-Date Completion Factor1 January ’25 – July ‘25 Allegiant • Loyalty platform built for leisure travelers High-value and frequent customers • On pace to generate ~$135M in remuneration this year Program outperforming low-cost peers and building momentum USA Today Readers’ Choice

#FD8103 #005595 #FFD105 #394B5D #38AC49 #394B5D #8294A6#FF5E1D 5 Stronger Demand and Structural Cost Gains Driving Outperformance • Demand strengthened through the 3rd quarter With revenue and cost performance exceeding forecasts • Reported modest operating loss for seasonally weak quarter At favorable end of guidance range • Peak utilization up 20% YTD Approaching record 2019 levels • CASM ex-fuel and specials down 7% YTD Reflecting structural cost reductions and productivity gains • Efficient capacity growth Without adding aircraft or personnel 4.0 4.5 5.0 5.5 6.0 6.5 7.0 7.5 8.0 8.5 9.0 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec A ir cr a ft U ti liz a ti o n ( B h / a c- d a y) Monthly Average Aircraft Utilization 2024 vs 2025E ‘25A ‘24A ‘25E

#FD8103 #005595 #FFD105 #394B5D #38AC49 #394B5D #8294A6#FF5E1D 6 • Integration of the Boeing 737 MAX progressing 16 aircraft in service by year-end • MAX fleet to represent >20% of ASMs in 2026 Delivering strong returns and operational gains • ALGT Extra now on 70% of aircraft Driving higher TRASM, margins, and customer satisfaction • Technology modernization underway post-Navitaire Website conversion, personalization, and communication enhancements • Investing in AI and data infrastructure Faster, smarter decisions across the operation • Leisure demand improving heading into holidays Raised FY25 EPS guidance to >$4.35/share • Planning flattish capacity in 2026 Focusing on network optimization and productivity gains • Capital discipline remains core Prioritizing reinvestment while balancing growth and margins Positioned for Margin Expansion

#FD8103 #005595 #FFD105 #394B5D #38AC49 #394B5D #8294A6#FF5E1D 7 Drew Wells Executive Vice President, Chief Commercial Officer

#FD8103 #005595 #FFD105 #394B5D #38AC49 #394B5D #8294A6#FF5E1D 8 Building Momentum Into Year-End Quarter highlights • $553M in airline revenue, up ~0.5% YoY • TRASM: 11.19¢, down 8.4% YoY, in line with expectations • 9.7% ASM growth, matched by 10.0% utilization increase 4Q25 Outlook and Commercial Momentum • Navitaire conversion benefits lifted 3Q load factor; expected to persist in 4Q • 4Q25 scheduled ASMs ~+10% YoY, Nov–Dec ~+6% YoY • Load factors flat to slightly up vs 4Q24; peak Thanksgiving/Christmas planned utilization near all-time highs • Customer base supports leisure spend: median household income >$100k; strong main- cabin demand; upside from Allegiant Extra and Allways co-brand credit card • Airbus retrofits complete to Allegiant Extra layout; satisfaction and revenue lift holding • MAX Allegiant Extra performance in line with Airbus benchmarks; FLL base transition to MAX in 4Q • Co-brand credit card program review nearing completion; ~$135M FY25 remuneration; roadmap for offer evolution and acquisition tests underway 14.4% 16.1% 10.2% 10.0% 1Q25A 2Q25A 3Q25A 4Q25E Scheduled Service ASMs Year-Over-Year Growth

#FD8103 #005595 #FFD105 #394B5D #38AC49 #394B5D #8294A6#FF5E1D 9 Robert Neal President and Chief Financial Officer

#FD8103 #005595 #FFD105 #394B5D #38AC49 #394B5D #8294A6#FF5E1D (3.1%) 9.3% 8.6% 11.0% (4.5%) 1Q25A 2Q25A 3Q25A 4Q25E 10 Solid Cost Execution Amid Seasonal Loss • GAAP consolidated net loss of ($43.6) million in 3Q25 Resulting in loss per share (EPS) of ($2.41) • GAAP consolidated operating loss of ($27.2) million in 3Q25 Resulting in operating margin of (4.8%) • Delivered consolidated adjusted net loss of ($37.7) million1 in 3Q25 Resulting in adjusted loss per share (EPS) of ($2.09)1 • Airline segment reported adjusted net loss of ($29.5) million1 Yielding adjusted airline-only EPS of ($1.64)1 for the quarter • Airline segment reported adjusted EBITDA of $41.5 million1 Yielding an adjusted airline-only EBITDA margin of 7.5%1 for the quarter • Third quarter fuel cost averaged $2.56 per gallon In line with expectations • Adjusted airline non-fuel unit costs (CASM-ex) were 8.47 cents Down 4.7% year-over-year Airline Only, Adjusted Operating Margin1 1Q25 - 4Q25E (1) All adjusted numbers are non-GAAP. Please see the appendix for a reconciliation of each non-GAAP number to the most comparable GAAP measure. Please see the earnings release for discussion as to why management believes presentation of these non-GAAP figures to be useful to investors (2) 2Q25 airline-only and consolidated EPS guide provided on May 6, 2025. Midpoint of August 4th guide (4.2%) 9.1% 7.3% 11.0% 1Q25A 2Q25A 3Q25A 4Q25E Consolidated, Adjusted Operating Margin1 1Q25 - 4Q25E Midpoint of current guide Midpoint of current guide

#FD8103 #005595 #FFD105 #394B5D #38AC49 #394B5D #8294A6#FF5E1D 11 Strengthening the Balance Sheet for Future Growth • Ended the quarter with $1.2 billion in available liquidity Including $991.2 million in cash and investments and $175 million in revolver capacity • Strong liquidity position, with cash & equivalents at 40% TTM revenues Among the highest liquidity ratios in the industry • Net leverage remained flat sequentially, at 2.6x Continued to make meaningful progress on debt reduction, including more than $180mm in voluntary prepayments during the quarter • Repaid $120mm of 2027-senior secured notes in October 2025 Under a call notice issued on September 15 2.6x 3.4x 3.8x 4.1x 3.2x 2.6x 2.6x 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 Net Leverage (Net Debt / Adj. EBITDA) 1Q24 - 3Q25

#FD8103 #005595 #FFD105 #394B5D #38AC49 #394B5D #8294A6#FF5E1D 12 Outlook summary 4Q25 System ASMs – y/y change ~9.5% Scheduled service ASMs – y/y change ~10.0% Fuel cost per gallon ~$2.55 Operating margin, excluding special charges(1) 10.0% - 12.0% Earnings per share, excluding special charges(1) $1.50 to $2.50 Fourth Quarter Airline-Only Guidance FY 2025 Aircraft-related capital expenditures (2) (millions) $260 to $280 Capitalized deferred heavy maintenance (millions) $50 to $70 Other airline capital expenditures (millions) $95 to $115 Recurring principal payments (millions) (3) $140 to $150 Full-Year Airline-Only CapEx (1) Denotes a non-GAAP financial measure for which no reconciliation to GAAP is provided as described in the earnings release. (2) Aircraft-related capital expenditures includes the purchase of aircraft, engines, induction costs, and pre-delivery deposits. This amount excludes capitalized interest related to pre-delivery deposits on new aircraft. Estimated capital expenditures are based on management's best estimate around aircraft deliveries, which differs from our contractual obligations. (3) Does not include repayment of pre-delivery deposit debt facilities due on delivery of aircraft. (4) Includes consolidated gross interest expense attributable to both the airline segment and the Sunseeker resort segment. (5) Includes capitalized interest related to pre-delivery deposits on new aircraft. FY 2025 System ASMs – y/y change ~12.5% Scheduled service ASMs – y/y change ~13.0% Fuel cost per gallon ~$2.55 Airline-only earnings per share, excluding special charges(1) > $4.35 Consolidated earnings per share, excluding special charges(1) > $3.00 Interest Expense (4) (millions) $135 to $145 Capitalized Interest (5) (millions) ($15) to ($25) Interest Income (millions) $35 to $45 Full-Year

#FD8103 #005595 #FFD105 #394B5D #38AC49 #394B5D #8294A6#FF5E1D Q&A 13

#FD8103 #005595 #FFD105 #394B5D #38AC49 #394B5D #8294A6#FF5E1D Q&A 14 Appendix

#FD8103 #005595 #FFD105 #394B5D #38AC49 #394B5D #8294A6#FF5E1D 15 Non-GAAP Financial Measures Reconciliation 1. Denotes non-GAAP figure 2. In 2025 and 2024, we recognized certain expenses as special charges related to Airline activities (including accelerated depreciation on airframes identified for early retirement, ratification bonuses, and corporate restructuring costs), the sale of Sunseeker Resort and Aileron Golf Course, and weather-related damages at Sunseeker Resort (net of recoveries). The adjusted numbers in this earnings release exclude the effect of these special charges. 3. In 2025, the Company incurred losses on debt extinguishment related to prepayment of debt facilities. These are added back in the adjusted results where applicable. * Note that amounts may not recalculate due to rounding Three Months Ended September 30, 2025 Consolidated Airline Sunseeker GAAP Adjustments(2)(3) Adjusted (Non- GAAP)(1) GAAP Adjustments(2)(3) Adjusted (Non- GAAP)(1) GAAP Adjustments(2) Adjusted (Non- GAAP)(1) Total operating revenues $ 561.9 $ — $ 561.9 $ 552.6 $ — $ 552.6 $ 9.4 $ — $ 9.4 Total operating expenses 589.1 (3.5) 585.6 572.8 (2.9) 569.9 16.3 (0.6) 15.8 Operating loss $ (27.2) $ 3.5 $ (23.7) $ (20.2) $ 2.9 $ (17.3) $ (7.0) $ 0.6 $ (6.4) Operating margin (percent) (4.8) (4.2) (3.7) (3.1) (74.7) (68.6) Interest expense $ 38.1 $ (1.1) $ 37.0 $ 34.1 $ (1.1) $ 33.0 $ 4.0 $ — $ 4.0 LOSS BEFORE INCOME TAXES $ (52.2) $ 4.6 $ (47.6) $ (41.2) $ 4.0 $ (37.1) $ (11.0) $ 0.6 $ (10.4) Reconciliation of adjusted operating expenses, adjusted operating loss, adjusted operating margin, adjusted interest expense, and adjusted loss before income taxes (millions)

#FD8103 #005595 #FFD105 #394B5D #38AC49 #394B5D #8294A6#FF5E1D 16 Non-GAAP Financial Measures Reconciliation Three Months Ended September 30, 2025 Three Months Ended September 30, 2024 Amount Per Share Amount Per Share Net loss as reported (GAAP) $ (43.6) $ (36.8) Less: Net income allocated to participating securities - - Net loss attributable to common stock (GAAP) $ (43.6) $ (2.41) $ (36.8) $ (2.05) Plus: Net income allocated to participating securities - - - - Plus: Loss on extinguishment of debt(3) 1.1 0.06 - - Plus: Special charges, net of recoveries(2) 3.5 0.19 8.8 0.49 Plus (Minus): Income tax effect of adjustments above 1.2 0.07 (8.1) (0.45) Adjusted net loss(1) $ (37.7) $ (36.1) Less: Adjusted consolidated net income allocated to participating securities - - - - Effect of dilutive securities - - Adjusted net loss attributable to common stock(1) $ (37.7) $ (2.09) $ (36.1) $ (2.02) Shares used for diluted computation (GAAP) (thousands) 18,050 17,913 Shares used for diluted computation (adjusted) (thousands) 18,050 17,913 Reconciliation of adjusted consolidated loss per share and adjusted consolidated net loss (millions except share and per share amounts) 1. Denotes non-GAAP figure 2. In 2025 and 2024, we recognized certain expenses as special charges related to Airline activities (including accelerated depreciation on airframes identified for early retirement, ratification bonuses, and corporate restructuring costs), the sale of Sunseeker Resort and Aileron Golf Course, and weather-related damages at Sunseeker Resort (net of recoveries). The adjusted numbers in this earnings release exclude the effect of these special charges. 3. In 2025, the Company incurred losses on debt extinguishment related to prepayment of debt facilities. These are added back in the adjusted results where applicable. * Note that amounts may not recalculate due to rounding

#FD8103 #005595 #FFD105 #394B5D #38AC49 #394B5D #8294A6#FF5E1D 17 Non-GAAP Financial Measures Reconciliation Three Months Ended September 30, 2025 Three Months Ended September 30, 2024 Amount Per Share Amount Per Share Net loss as reported (GAAP) $ (43.6) $ (36.8) Less: Net income allocated to participating securities - - Net loss attributable to common stock (GAAP) $ (43.6) $ (2.41) $ (36.8) $ (2.05) Plus: Net income allocated to participating securities - - - - Plus: Loss on extinguishment of debt(3) 1.1 0.06 - - Plus: Sunseeker loss before income taxes 11.0 0.61 24.8 1.38 Plus: Special charges, net of recoveries(2) 2.9 0.16 7.7 0.43 Minus: Income tax effect of adjustments above (1.0) (0.05) (4.5) (0.25) Adjusted airline-only net loss(1) $ (29.5) $ (8.8) Less: Adjusted airline-only net income allocated to participating securities - - - - Effect of dilutive securities - - Adjusted airline-only net loss attributable to common stock(1) $ (29.5) $ (1.64) $ (8.8) $ (0.49) Shares used for diluted computation (GAAP) (thousands) 18,050 17,913 Shares used for diluted computation (adjusted) (thousands) 18,050 17,913 Reconciliation of adjusted airline-only loss per share and adjusted airline-only net loss (millions except share and per share amounts) 1. Denotes non-GAAP figure 2. In 2025 and 2024, we recognized certain expenses as special charges related to Airline activities (including accelerated depreciation on airframes identified for early retirement, ratification bonuses, and corporate restructuring costs), the sale of Sunseeker Resort and Aileron Golf Course, and weather-related damages at Sunseeker Resort (net of recoveries). The adjusted numbers in this earnings release exclude the effect of these special charges. 3. In 2025, the Company incurred losses on debt extinguishment related to prepayment of debt facilities. These are added back in the adjusted results where applicable. * Note that amounts may not recalculate due to rounding

#FD8103 #005595 #FFD105 #394B5D #38AC49 #394B5D #8294A6#FF5E1D 18 Non-GAAP Financial Measures Reconciliation Three Months Ended September 30, Nine Months Ended September 30, Consolidated EBITDA and adjusted consolidated EBITDA (millions) 2025 2024 2025 2024 Net loss as reported (GAAP) $ (43.6) $ (36.8) $ (76.6) $ (24.0) Interest expense, net 24.8 17.1 68.0 50.6 Income tax benefit (8.6) (6.7) (22.1) (2.7) Depreciation and amortization 59.0 63.9 190.8 193.1 Consolidated EBITDA(1) $ 31.6 $ 37.5 $ 160.0 $ 217.0 Special charges(2) 3.5 8.8 119.8 40.0 Adjusted consolidated EBITDA(1)(2) $ 35.1 $ 46.3 $ 279.9 $ 257.0 Adjusted airline-only EBITDA (millions) Airline income (loss) before income taxes as reported (GAAP) $ (41.2) $ (18.6) $ 38.2 $ 29.4 Airline special charges(2) 2.9 7.7 18.9 42.6 Airline interest expense, net 20.8 11.6 44.6 34.6 Airline depreciation and amortization 59.0 56.0 183.6 173.2 Adjusted airline-only EBITDA(1)(2) $ 41.5 $ 56.6 $ 285.3 $ 279.9 1. Denotes non-GAAP figure 2. In 2025 and 2024, we recognized certain expenses as special charges related to Airline activities (including accelerated depreciation on airframes identified for early retirement, ratification bonuses, and corporate restructuring costs), the sale of Sunseeker Resort and Aileron Golf Course, and weather-related damages at Sunseeker Resort (net of recoveries). The adjusted numbers in this earnings release exclude the effect of these special charges. * Note that amounts may not recalculate due to rounding

#FD8103 #005595 #FFD105 #394B5D #38AC49 #394B5D #8294A6#FF5E1D 19 Non-GAAP Financial Measures Reconciliation Three Months Ended September 30, Nine Months Ended September 30, Adjusted airline-only operating CASM excluding fuel and special charges (mm) 2025 2024 2025 2024 Consolidated operating expenses (GAAP) $ 589.1 $ 588.5 $ 1,980.1 $ 1,860.9 Minus: Sunseeker operating expenses 16.3 32.4 174.2 93.9 Airline-only operating expenses 572.8 556.2 1,805.9 1,767.0 Minus: airline special charges(2) 2.9 7.7 18.9 42.6 Adjusted airline-only operating expenses(1)(2) 569.9 548.4 1,787.0 1,724.4 Minus: fuel expenses 151.3 148.2 483.3 488.4 Adjusted airline-only operating expenses, excluding fuel and special charges(1) $ 418.6 $ 400.3 $ 1,303.7 $ 1,235.9 System available seat miles (millions) 4,939.4 4,501.5 16,190.4 14,286.7 Airline-only cost per available seat mile (cents) 11.59 12.35 11.16 12.37 Adjusted airline-only cost per available seat mile excluding fuel and special charges (cents) 8.47 8.89 8.05 8.65 1. Denotes non-GAAP figure 2. In 2025 and 2024, we recognized certain expenses as special charges related to Airline activities (including accelerated depreciation on airframes identified for early retirement, ratification bonuses, and corporate restructuring costs), the sale of Sunseeker Resort and Aileron Golf Course, and weather-related damages at Sunseeker Resort (net of recoveries). The adjusted numbers in this earnings release exclude the effect of these special charges. * Note that amounts may not recalculate due to rounding